UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 4, 2009

ARES CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	000-50697	33-1089684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 Park Avenue, 22nd Floor, Building East, New York, NY		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On May 7, 2009, the Registrant issued a press release announcing its financial results for the quarter ended March 31, 2009.  The text of the press release is included as Exhibit 99.1 to this Form 8-K.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 7.01  Regulation FD Disclosure.

The Registrant issued a press release, filed herewith as Exhibit 99.1, and by this reference incorporated herein, on May 7, 2009 announcing the declaration of a second quarter dividend of $0.35 per share.  The dividend is payable on June 30, 2009 to stockholders of record as of June 15, 2009.

The Registrant issued a press release, filed herewith as Exhibit 99.2, and by this reference incorporated herein, on May 7, 2009 announcing that, subject to certain conditions, it increased its overall financing commitments from Wachovia Bank NA, a Wells Fargo company, from $350 million to $425 million.

The information disclosed under this Item 7.01, including Exhibits 99.1 and 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 8.01  Other Events.

During its annual meeting of stockholders held on May 4, 2009 in Chicago, the Registrant’s stockholders approved the re-election of Gregory W. Penske, Robert L. Rosen and Bennett Rosenthal as Class III directors, the selection of KPMG LLP as the Company’s independent registered public accounting firm, the Company’s ability to issue common stock of the Company at a price below its then current net asset value per share and the Company’s ability to issue warrants or securities to subscribe for or convertible into shares of the Company’s common stock.  A non-binding stockholder proposal to request that the Company’s board of directors take the necessary steps to declassify the board was not presented by the proponent or a qualified representative at the meeting, and accordingly was not voted upon.   In addition, on May 4, 2009, the Registrant’s board of directors approved the extension of the Company’s advisory agreement with its investment adviser, Ares Capital Management LLC, and the extension of the Company’s administration agreement with its administrator, Ares Operations LLC, in each case until June 1, 2010.

Item 9.01  Financial Statements and Exhibits.

(d)          Exhibits:

Exhibit Number	Description

99.1	Press Release, dated as of May 7, 2009

99.2	Press Release, dated as of May 7, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES CAPITAL CORPORATION

Date: May 7, 2009

	By:	/s/ Richard S. Davis
	Name:	Richard S. Davis
	Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated as of May 7, 2009

99.2	Press Release, dated as of May 7, 2009